SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TEAM HEALTH HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 25, 2011

TEAM HEALTH HOLDINGS, INC.

TEAM HEALTH HOLDINGS, INC. 265 BROOKVIEW CENTRE WAY SUITE 400 KNOXVILLE, TN 37919

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 1, 2011
Date: May 25, 2011 Time: 10:00 AM EDT
Location: Doubletree Metropolitan Hotel
569 Lexington Avenue New York, NY 10022

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE                    PROXY STATEMENT                    ANNUAL REPORT

How to View Online and/or Download a Printable Copy:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:             www.proxyvote.com

2) BY TELEPHONE:        1-800-579-1639

3) BY E-MAIL*:                sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2011 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote in person at the meeting, you must meet the attendance requirements set forth in the Proxy Statement. You will need proof of identification along with this Notice or proof of Stock ownership. At the meeting, you will need to request a ballot to vote these shares. Please see the “Driving Directions to the Annual Meeting” in the Proxy Statement.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors

Nominees:

01) Greg Roth 02) James L. Bierman

The Board of Directors recommends you vote FOR the following proposals:
2.	Ratification of the appointment of Ernst & Young LLP as our independent public accounting firm for 2011.
3.	Approval, in a non-binding, advisory vote, of the compensation paid to the named executive officers.

The Board of Directors recommends you vote 3 YEARS on the following proposal:
4.	Determination, in a non-binding, advisory vote, whether a non-binding shareholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.